Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yinfu Gold Corporation (Formerly, Element92 Resources Corp.) on Form 10-Q for the quarter ending September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Wilson Huang Dong-sheng, Director, Chairman, Acting Chief Executive Officer, Acting Chief Financial Officer hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best our knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Wilson Huang Dong-sheng                                       Dated: November 16, 2010

Wilson Huang Dong-sheng

Chairman, Acting Chief Executive Officer

YINFU GOLD CORPORATION

/s/ Wilson Huang Dong-sheng                                       Dated: November 16, 2010

Wilson Huang Dong-sheng

Acting Chief Financial Officer

YINFU GOLD CORPORATION